FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2005

                        DualStar Technologies Corporation
             (Exact name of registrant as specified in its charter)


            DELAWARE                 0-25552               13-3776834
    State or other Jurisdiction    (Commission           (IRS Employer
        of Incorporation           File Number)      Identification Number)


          47-25 34th Street, Long Island City, New York      11101
          ---------------------------------------------    ----------
             (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (718) 784-2514

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On January 19, 2005, DualStar Technologies Corporation (the "Company") issued a press release announcing that, effective at the opening of business on Thursday, January 20, 2005, the Company's common stock will no longer be eligible for quotation on the OTC Bulletin Board. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99     Press Release, dated January 19, 2005.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DUALSTAR TECHNOLOGIES CORPORATION
                                                     (Registrant)


                                           By: /s/ Michael Giambra
                                               ---------------------------------
                                               Michael Giambra
                                               Vice President and Chief
                                               Accounting Officer

Dated: January 19, 2005




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                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation              Exhibit Description

     99        Press Release, issued January 19, 2005.*


*filed herewith